HSBC  [GRAPHIC OMITTED]


HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY  10018
Fax: (212) 525-5517


DATE:          NOVEMBER 29, 2006

TO:            RALI SERIES 2006-QA10 TRUST,
               ACTING THROUGH DEUTSCHE BANK TRUST COMPANY AMERICAS NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS CAPACITY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE FOR THE BENEFIT OF THE RALI SERIES 2006-QA10 SUPPLEMENTAL INTEREST TRUST

ATTENTION:     RALI SERIES 2006-QA10 SUPPLEMENTAL INTEREST TRUST
FACSIMILE:     714-247-6285

TO:            RESIDENTIAL FUNDING SECURITIES, LLC

ADDRESS :      7501 WISCONSIN AVE, SUITE 900
               BETHESDA, MD 20814

ATTENTION:     STEVE MILSTEIN
FACSIMILE:     301-664-6901

FROM :         HSBC BANK USA, NATIONAL ASSOCIATION
FACSIMILE :    212-525-5517


SUBJECT:       FIXED INCOME DERIVATIVES CONFIRMATION

REFERENCE:     411454HN/DRAFT
--------------------------------------------------------------------------------

The purpose of this long-form confirmation ("CONFIRMATION") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "TRANSACTION") between HSBC Bank USA, National Association ("PARTY A") and Deutsche Bank Trust Company Americas, not individually, but solely as supplemental interest trust trustee (the "Supplemental Interest Trust Trustee") on behalf of the supplemental interest trust with respect to the RALI Series 2006-QA10 Supplemental Interest Trust (the "Supplemental Interest Trust") ("PARTY B") created under the Series Supplement, dated as of November 1, 2006 to the standard terms to the Pooling and Servicing Agreement, dated as of November 1, 2006 (together the "POOLING AND SERVICING AGREEMENT"), among Residential Accredit Loans, Inc., as Depositor, Residential Funding Corporation, as Master Servicer, and Deutsche Bank Trust Company Americas, as trustee and supplemental interest trust trustee. This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "CONFIRMATION" and also constitutes a "SCHEDULE" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA MASTER AGREEMENT"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA

        Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "CREDIT SUPPORT ANNEX"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in
        Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

        Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

        Type of Transaction:                Interest Rate Swap

        Notional Amount:                    With  respect  to  any   Calculation
                                            Period,  the  amount  set  forth for
                                            such  period on  Schedule I attached
                                            hereto.

        Trade Date:                         November 1, 2006

        Effective Date:                     November 29, 2006

        Termination Date:                   November   25,   2011,   subject  to
                                            adjustment  in  accordance  with the
                                            Business Day Convention

        Fixed Amounts:

               Fixed Rate Payer:            Party B

               Fixed Rate Payer
               Period End Dates:            The 25th  calendar day of each month
                                            during the Term of this Transaction,
                                            commencing  December 25,  2006,  and
                                            ending on the Termination Date, with
                                            No Adjustment.

               Fixed Rate Payer
               Payment Dates:               Early  Payment - Two  Business  Days
                                            preceding  the 25th  calendar day of
                                            each  month  during the Term of this
                                            Transaction, commencing December 25,
                                            2006, and ending on the  Termination
                                            Date,   subject  to   adjustment  in
                                            accordance  with  the  Business  Day
                                            Convention.

               Fixed Rate:                  5.32%

               Fixed Amount:                To be determined in accordance  with
                                            the following formula:

                                            Fixed   Rate*Notional   Amount*Fixed
                                            Rate Day Count Fraction

               Fixed Rate Day
               Count Fraction:              30/360

        Floating Amounts:

               Floating Rate Payer:         Party A

               Floating Rate Payer
               Period End Dates: The 25th calendar day of each month during the Term of this Transaction, commencing December 25, 2006, and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

               Floating Rate Payer
               Payment Dates:               Early  Payment - Two  Business  Days
                                            preceding  the 25th  calendar day of
                                            each  month  during the Term of this
                                            Transaction, commencing December 25,
                                            2006, and ending on the  Termination
                                            Date,   subject  to   adjustment  in
                                            accordance  with  the  Business  Day
                                            Convention.

               Floating Rate Option:        USD-LIBOR-BBA

               Floating Amount:             To be determined in accordance  with
                                            the following formula:

                                            Floating    Rate     Option*Notional
                                            Amount*Floating   Rate   Day   Count
                                            Fraction

               Designated Maturity:         One month

               Floating Rate Day
               Count Fraction:              Actual/360

               Reset Dates:                 The  first  day of each  Calculation
                                            Period.

               Compounding:                 Inapplicable

               Business Days:               New York

               Business Day Convention:     Following

               Calculation Agent:           Party A

               Additional Payments:         Party   A   agrees    to   pay   USD
                                            2,855,000.00    to    Party   B   in
                                            accordance    with    the    payment
                                            instructions  set forth in Section 4
                                            for value November 3, 2006,  subject
                                            to adjustment in accordance with the
                                            Following Business Day Convention

3.      Provisions  Deemed  Incorporated  in  a  Schedule  to  the  ISDA  Master
        Agreement:

PART 1. TERMINATION PROVISIONS.

For the purposes of this Agreement:-

(a)     "SPECIFIED ENTITY" will not apply to Party A or Party B for any purpose.

(b) "SPECIFIED TRANSACTION" will not apply to Party A or Party B for any purpose.

(c)     EVENTS OF DEFAULT.

        The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

        (i) The "FAILURE TO PAY OR DELIVER" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under
                Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

        (ii) The "BREACH OF AGREEMENT" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

        (iii) The "CREDIT SUPPORT DEFAULT" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that
                Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless
                (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

        (iv) The "MISREPRESENTATION" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

        (v) The "DEFAULT UNDER SPECIFIED TRANSACTION" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

        (vi) The "CROSS DEFAULT" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

                "Specified  Indebtedness"  will have the  meaning  specified  in
                Section 14 , except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

                "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A (as set forth in Party A's Call Report) or, if applicable, the Eligible Guarantor.

                "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value,
                (ii) its capital surplus and (iii) its retained earnings,  minus
                (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

        (vii) The "BANKRUPTCY" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of
                Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only, Section
                5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and
                Section 5(a)(vii)(8) is hereby amended by deleting the words "to
                (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

        (viii) The "MERGER WITHOUT ASSUMPTION" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)     TERMINATION EVENTS.

        The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

        (i) The "ILLEGALITY" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

        (ii) The "TAX EVENT" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "TAX EVENT" provisions of
               Section 5(b)(ii) will apply to Party B.

        (iii) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

        (iv) The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)     PAYMENTS ON EARLY  TERMINATION.  For the purpose of Section 6(e) of this
        Agreement:

        (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

               (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                      "MARKET QUOTATION" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement,
                      (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

               (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                      "SETTLEMENT  AMOUNT"  means,  with  respect  to any  Early
                      Termination Date, an amount (as determined by Party B based on information provided by the Reference Market-Maker) equal to:

                      (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                      (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                      (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

               (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

               (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                      "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and
                      (III)  shall be  subject to  netting  in  accordance  with
                      Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

               (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

        (ii)    The Second Method will apply.

(g)     "TERMINATION CURRENCY" means USD.

(h) ADDITIONAL TERMINATION EVENTS. Additional Termination Events will apply as provided in Part 5(c).

PART 2. TAX MATTERS.

(a)     TAX REPRESENTATIONS.

        (i)    PAYER  REPRESENTATIONS.  For the purpose of Section  3(e) of this
               Agreement: (A) Party A makes the following representation(s):

                      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to
                      Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

               (B)      Party B makes the following representation(s):

                      None.

(ii)    PAYEE  REPRESENTATIONS.   For  the  purpose  of  Section  3(f)  of  this
        Agreement:

               (A)      Party A makes the following representation(s):

                        Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

               (B)      Party B makes the following representation(s):

                        None.

(b)     TAX PROVISIONS.

        (i)    GROSS UP. Section 2(d)(i)(4) shall not apply to Party B as X, and
               Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

        (ii)   INDEMNIFIABLE  TAX.  The  definition  of  "Indemnifiable  Tax" in
               Section 14 is deleted in its entirety and replaced with the following:

               "INDEMNIFIABLE TAX" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

PART 3. AGREEMENT TO DELIVER DOCUMENTS.

(a)     For  the  purpose  of  Section  4(a)(i),   tax  forms,   documents,   or
        certificates to be delivered are:


PARTY
REQUIRED
TO DELIVER      FORM/DOCUMENT/                               DATE BY WHICH TO
DOCUMENT        CERTIFICATE                                  BE DELIVERED

Party A         A correct,  complete and duly executed       to be provided upon
                U.S.  Internal Revenue Service Form          request
                (or successor  thereto), together with
                appropriate attachments,  that eliminates
                U.S. federal  withholding and backup
                withholding Tax on payments to Party
                A under this Agreement.

Party B         Tax forms  relating to the  beneficial       to be provided upon
                owner  of  payments  to  Party B under       request
                this Agreement from time to time


(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

PARTY REQUIRED TO   FORM/DOCUMENT/                     DATE BY WHICH TO                 COVERED BY
DELIVER DOCUMENT    CERTIFICATE                        BE DELIVERED                     SECTION 3(D)
                                                                                      REPRESENTATION

Party A and         Any  documents   required  by      Upon the execution and             Yes
Party B             the   receiving   party   to       delivery of this Agreement
                    evidence the authority of the
                    delivering party or its Credit
                    Support Provider,  if any, for
                    it to execute and deliver the
                    Agreement,  this  Confirmation,
                    and any Credit Support Documents
                    to which it is a  party, and to
                    evidence  the authority of the
                    delivering  party or its Credit
                    Support Provider to perform its
                    obligations under the Agreement,
                    this Confirmation and any Credit
                    Support Document, as the case may
                    be

Party A and         A certificate  of an authorized    Upon the execution and             Yes
Party B             officer  of  the  party,  as to    delivery of this Agreement
                    the  incumbency  and  authority
                    of the  respective  officers of
                    the    party     signing    the
                    Agreement,  this  Confirmation,
                    and   any    relevant    Credit
                    Support  Document,  as the case
                    may be
Party A             Annual Financial  Statements of    Promptly upon request made by      Yes
                    Party A as set  forth  in Party    Party B
                    A's Call Report
Party A             Quarterly Financial  Statements    Promptly upon request made by      Yes
                    of  Party  A as  set  forth  in    Party B
                    Party A's Call Report
Party A             An  opinion of counsel to Party    Upon the execution and             No
                    A                                  delivery of this Agreement


PART 4. MISCELLANEOUS.

(a)     ADDRESS  FOR  NOTICES:  For  the  purposes  of  Section  12(a)  of  this
        Agreement:

        Address for notices or communications to Party A:

        Address:             452 Fifth Avenue, New York, NY  10018
        Attention:           Christian McGreevy
        Facsimile:           212-525-8710
        Telephone:           212-525-5517

     Please direct all settlement inquiries to:


               HSBC Bank USA, National Association
               Derivative Settlements
               Attention:    Jeffrey Lombino
               Telephone:    (212) 525-5393
               Fax:          (212) 525-6903

        (For all purposes)

        Address for notices or communications to Party B:


               Address: RALI Series 2006-QA10 Supplemental Interest Trust, c/o Deutsche Bank Trust Company Americas
                             1761 East St. Andrew Place
                             Santa Ana, California 92705

               Attn:         RALI Series 2006-QA10 Supplemental Interest Trust
               Fax:          714-247-6285

               with a copy to:

               Address:      Residential Funding Corporation
                             2255 North Ontario, Suite 400
                             Burbank, CA
               Attention:    Bond Administration
               Facsimile No.:(818) 260-1815
               Telephone No:

        (For all purposes)

(b)     PROCESS AGENT. For the purpose of Section 13(c):

        Party A appoints as its Process Agent: Not applicable.

        Party B appoints as its Process Agent: Not applicable.

(c)     OFFICES. The provisions of Section 10(a) will apply to this Agreement

(d)     MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

        Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a third party, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)     CREDIT SUPPORT DOCUMENT.

        Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

        Party B:      None

(g)     CREDIT SUPPORT PROVIDER.

        Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

        Party B:      None.

(h) GOVERNING LAW. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) NETTING OF PAYMENTS. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j)     AFFILIATE.  "Affiliate"  shall  have the  meaning  assigned  thereto  in
        Section 14; provided, however, that Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

PART 5. OTHERS PROVISIONS.

(a) DEFINITIONS. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "DEFINITIONS"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

(b)     AMENDMENTS TO ISDA MASTER AGREEMENT.

        (i) SINGLE AGREEMENT. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

        (ii) CONDITIONS PRECEDENT.Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

               Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early
               Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "SPECIFIC EVENT"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

        (iii) CHANGE OF ACCOUNT. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

               "to another account in the same legal and tax jurisdiction as the original account".

        (iv) REPRESENTATIONS. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

               "(g) Relationship Between Parties.

                      (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                      (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision subject to Section 6(n) of this Agreement to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                      (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                      (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                      (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in,
                             Section  35.1(b)(2) of the  regulations  (17 C.F.R.
                             35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

        (v) TRANSFER TO AVOID TERMINATION EVENT. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

        (vi) JURISDICTION. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

        (vii)  LOCAL  BUSINESS  DAY.  The  definition  of Local  Business Day in
               Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) ADDITIONAL TERMINATION EVENTS. The following Additional Termination Events will apply:

        (i) FIRST RATING TRIGGER COLLATERAL. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

        (ii) SECOND RATING TRIGGER REPLACEMENT. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

        (iii) REGULATION AB: "If, upon the occurrence of a disclosure event pursuant to Section 2 of the Indemnification Agreement, dated November 22, 2006, (the "Indemnification Agreement") by and among Party A, Residential Accredit Loans, Inc. and Residential Funding Company, LLC, Party A has not, within 10 days after such disclosure event (a) provided the information required by
                Section 2 of the Indemnification Agreement, (b) secured another entity to replace Party A as party to this Agreement, on terms substantially similar to this Agreement and subject to prior notification to the Rating Agencies, which entity (and a guarantor therefore) meets or exceeds the Approved Ratings Threshold (and which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB and (c) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole affected party with respect to such Additional Termination Event

        (iv) OPTIONAL TERMINATION OF SECURITIZATION. An Additional Termination Event shall occur upon the notice to Certificate holders of an Optional Termination becoming unrescindable in accordance with Article ix of the Pooling and Servicing Agreement (such notice, the "OPTIONAL TERMINATION NOTICE"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this
                Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or
                Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Supplemental Interest Trust Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Supplemental Interest Trust Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Supplemental Interest Trust Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Supplemental Interest Trust Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due by Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

(d) REQUIRED RATINGS DOWNGRADE EVENT. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold (such event, a "REQUIRED RATINGS DOWNGRADE EVENT"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.


(e)     TRANSFERS.

        (i)    Section 7 is hereby amended to read in its entirety as follows:

               "Subject to Section 6(b)(ii), Part 5(d), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party or (b) satisfaction of the Rating Agency Condition with respect to S&P and Moody's."

        (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense execute such documentation as is reasonably deemed necessary by Party A to effect such transfer.

(f) NON-RECOURSE. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trust Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(g) TIMING OF PAYMENTS BY PARTY B UPON EARLY TERMINATION. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
        Section  6(e)  from  Party B to  Party  A will  be paid by  Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent
        Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(h) RATING AGENCY NOTIFICATIONS. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(i) NO SET-OFF. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(j) AMENDMENT. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Agencies has been provided prior written notice of the same and S&P and Moody's confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates or the Notes.

(k) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(l) PROCEEDINGS. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(m) SUPPLEMENTAL INTEREST TRUST TRUSTEE LIABILITY LIMITATIONS. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by Deutsche Bank Trust Company Americas ("Deutsche Bank") not in its individual capacity, but solely as Supplemental Interest Trust Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) Deutsche Bank has been directed pursuant to the [Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust] is made and intended not as personal representations of Deutsche Bank but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) under no circumstances shall Deutsche Bank in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(n) SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

        The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(o)     [Reserved]

(p) ESCROW PAYMENTS. If (whether by reason of the time difference between the cities in which payments are to be made or otherwise) it is not possible for simultaneous payments to be made on any date on which both parties are required to make payments hereunder, either Party may at its option and in its sole discretion notify the other Party that payments on that date are to be made in escrow. In this case deposit of the payment due earlier on that date shall be made by 2:00 pm (local time at the place for the earlier payment) on that date with an escrow agent selected by the notifying party, accompanied by irrevocable payment instructions (i) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of any corresponding payment payable by the other party on the same date accompanied by irrevocable payment instructions to the same effect or
        (ii) if the required deposit of the corresponding payment is not made on that same date, to return the payment deposited to the party that paid it into escrow. The party that elects to have payments made in escrow shall pay all costs of the escrow arrangements.

(q) CONSENT TO RECORDING. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(r) WAIVER OF JURY TRIAL. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(s) FORM OF ISDA MASTER AGREEMENT. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(t) PAYMENT INSTRUCTIONS. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(u)     ADDITIONAL REPRESENTATIONS.

        (i) REPRESENTATIONS OF PARTY A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

               (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

               (2) [Party A is a bank subject to the requirements of 12 U.S.C. ss. 1823(e), its execution, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).]

        (ii) CAPACITY. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement it is entering into the Agreement and the Transaction through the Supplemental Interest Trustee.

(v)     ACKNOWLEDGEMENTS.

         (ii)  BANKRUPTCY  CODE.  Subject to Part  5(m),  without  limiting  the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in
               Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(W) NOTICES; DEMANDS. In the event that Party A fails to perform any of its obligations under this Agreement (including, without limitation, its obligations to make any payment or transfer collateral), or breaches any of its representations and warranties hereunder, or in the event that an Event of Default, Termination Event, or Additional Termination Event occurs upon actual knowledge thereof, Party B shall, no later than the next Business Day following such failure, breach or occurrence, notify the Depositor and give any notice of such failure specified in this Agreement and make any demand specified in this Agreement. In the event that Party A's obligations are at any time guaranteed by a third party, then to the extent that Party A fails to make any payment or delivery required under terms of this Agreement, Party B shall, no later than the next Business Day following such failure, demand that such guarantor make any and all payments then required to be made by the guarantor pursuant to such guarantee. Party B shall cause any replacement swap provider to provide a copy of the related replacement derivative agreement to the Depositor. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

(X)     ADDITIONAL DEFINITIONS.

        As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

        "APPROVED RATINGS THRESHOLD" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

        "APPROVED REPLACEMENT" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (e) of the definition of Permitted Transfer (which shall be evidenced by Party B's receipt of confirmation of the Rating Agency Condition) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

"DERIVATIVE PROVIDER TRIGGER EVENT" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

"ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A or an Eligible Replacement to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

"ELIGIBLE GUARANTOR" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

"ELIGIBLE REPLACEMENT" means an entity (A) (i) that has credit ratings at least equal to the Approved Ratings Threshold, (ii) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (iii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor and (B) that has executed an Item 1115 Agreement with Depositor.

"ESTIMATED SWAP TERMINATION PAYMENT" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

"FIRM OFFER" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B which shall be evidenced by Party B's receipt of confirmation of the Rating Agency Condition, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree which shall be evidenced by Party B's receipt of confirmation of the Rating Agency Condition.

"MOODY'S" means Moody's Investors Service, Inc., or any successor thereto.

"MOODY'S FIRST TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

"MOODY'S SECOND TRIGGER RATINGS EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

"MOODY'S SECOND TRIGGER RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

"PERMITTED TRANSFER" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America, (b) as of the date of such transfer neither Party B nor the Transferee would be required to withhold or deduct on account of Tax from any payments under this Agreement, (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, which shall be evidenced by satisfaction of the Rating Agency Condition, (e) the transfer would not give rise to a taxable event or any other adverse Tax consequences to Party B or its interest holders, as evidenced by an opinion of counsel delivered to Party B,
(f) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (g) Party B shall have determined, which shall be evidenced by satisfaction of the Rating Agency Condition, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (h) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (i) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S & P; and (j) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

"RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency (but not including Moody's) specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies (but not including Moody's) and receive from each such Swap Rating Agency (but not including Moody's) a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.

"RELEVANT ENTITY" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

"REPLACEMENT TRANSACTION" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that
(i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B based solely on Party B's receipt of confirmation of the Rating Agency Condition.

"REQUIRED  RATINGS  DOWNGRADE  EVENT" shall have the meaning assigned thereto in
Part 5(d).

"REQUIRED RATINGS THRESHOLD" means each of the S&P Required Ratings Threshold, the Moody's Second Trigger Ratings Threshold.

"S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

"S&P APPROVED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+".

"S&P REQUIRED RATINGS THRESHOLD" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from S&P of "BBB+".

"SWAP RATING AGENCIES" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the (the "Certificates") or any notes backed by the Certificates (the "Notes").


               [Remainder of this page intentionally left blank.]

4.      Account Details and Settlement Information:


Payments to Party A:         HSBC Bank USA, National Association
                             ABA # 021-001-088
                             For credit to Department 299
                             A/C: 000-04929-8
                             HSBC Derivative Products Group

Payments to Party B:         Deutsche Bank Trust Company Americas
                             ABA Number: 021-001-003
                             Account Number: 01419663
                             Account Name: NYLTD Funds Control -
                             Stars West
                             Ref: RALI 2006-QA10 Swap

Payments to Master
Servicer:                    State Street Bank & Trust Company
                             Boston, MA 02110
                             ABA #011000028
                             BNF to RFC
                             A/C 00076141


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION



By: _______________________________
        Name:
        Title:


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

RALI Series 2006-QA10 Supplemental Interest Trust, acting through Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Supplemental Interest Trustee for the benefit of the RALI Series 2006-QA10 Supplemental Interest Trust



By:     _______________________________
        Name:
        Title:

                                   SCHEDULE I

(all such dates subject to No Adjustment with respect to Fixed Rate Payer Period End Dates and adjustment in accordance with the Following Business Day Convention with respect to Floating Rate Payer Period End Dates)

------------------------- ----------------------- --------------------------
   From and including        To but excluding       Notional Amount (USD)
------------------------- ----------------------- --------------------------
      The Effective Date        December 25 2006             367,500,000.03
------------------------- ----------------------- --------------------------
        December 25 2006        January 25, 2007             356,694,303.03
------------------------- ----------------------- --------------------------
        January 25, 2007       February 25, 2007             346,206,085.04
------------------------- ----------------------- --------------------------
       February 25, 2007          March 25, 2007             336,026,024.10
------------------------- ----------------------- --------------------------
          March 25, 2007          April 25, 2007             326,145,071.77
------------------------- ----------------------- --------------------------
          April 25, 2007            May 25, 2007             316,554,445.19
------------------------- ----------------------- --------------------------
            May 25, 2007           June 25, 2007             307,245,619.27
------------------------- ----------------------- --------------------------
           June 25, 2007           July 25, 2007             298,210,319.11
------------------------- ----------------------- --------------------------
           July 25, 2007         August 25, 2007             289,440,512.70
------------------------- ----------------------- --------------------------
         August 25, 2007      September 25, 2007             280,928,403.73
------------------------- ----------------------- --------------------------
      September 25, 2007        October 25, 2007             272,666,424.75
------------------------- ----------------------- --------------------------
        October 25, 2007       November 25, 2007             264,647,230.37
------------------------- ----------------------- --------------------------
       November 25, 2007       December 25, 2007             256,863,690.85
------------------------- ----------------------- --------------------------
       December 25, 2007        January 25, 2008             249,308,885.68
------------------------- ----------------------- --------------------------
        January 25, 2008       February 25, 2008             241,976,097.48
------------------------- ----------------------- --------------------------
       February 25, 2008          March 25, 2008             234,858,806.05
------------------------- ----------------------- --------------------------
          March 25, 2008          April 25, 2008             227,950,682.57
------------------------- ----------------------- --------------------------
          April 25, 2008            May 25, 2008             221,245,583.99
------------------------- ----------------------- --------------------------
            May 25, 2008           June 25, 2008             214,737,547.57
------------------------- ----------------------- --------------------------
           June 25, 2008           July 25, 2008             208,420,785.60
------------------------- ----------------------- --------------------------
           July 25, 2008         August 25, 2008             202,289,680.27
------------------------- ----------------------- --------------------------
         August 25, 2008      September 25, 2008             196,338,778.67
------------------------- ----------------------- --------------------------
      September 25, 2008        October 25, 2008             190,562,787.95
------------------------- ----------------------- --------------------------
        October 25, 2008       November 25, 2008             184,956,570.66
------------------------- ----------------------- --------------------------
       November 25, 2008       December 25, 2008             179,515,140.12
------------------------- ----------------------- --------------------------
       December 25, 2008        January 25, 2009             174,233,656.08
------------------------- ----------------------- --------------------------
        January 25, 2009       February 25, 2009             169,107,420.36
------------------------- ----------------------- --------------------------
       February 25, 2009          March 25, 2009             164,131,872.70
------------------------- ----------------------- --------------------------
          March 25, 2009          April 25, 2009             159,302,586.72
------------------------- ----------------------- --------------------------
          April 25, 2009            May 25, 2009             154,615,266.01
------------------------- ----------------------- --------------------------
            May 25, 2009           June 25, 2009             150,065,740.25
------------------------- ----------------------- --------------------------
           June 25, 2009           July 25, 2009             145,648,533.01
------------------------- ----------------------- --------------------------
           July 25, 2009         August 25, 2009             141,361,218.01
------------------------- ----------------------- --------------------------
         August 25, 2009      September 25, 2009             137,200,397.24
------------------------- ----------------------- --------------------------
      September 25, 2009        October 25, 2009             133,161,948.14
------------------------- ----------------------- --------------------------
        October 25, 2009       November 25, 2009             129,242,318.97
------------------------- ----------------------- --------------------------
       November 25, 2009       December 25, 2009             125,437,920.29
------------------------- ----------------------- --------------------------
       December 25, 2009        January 25, 2010             121,745,407.83
------------------------- ----------------------- --------------------------
        January 25, 2010       February 25, 2010             118,161,479.94
------------------------- ----------------------- --------------------------
       February 25, 2010          March 25, 2010             114,682,946.10
------------------------- ----------------------- --------------------------
          March 25, 2010          April 25, 2010             111,306,709.51
------------------------- ----------------------- --------------------------
          April 25, 2010            May 25, 2010             108,029,764.29
------------------------- ----------------------- --------------------------
            May 25, 2010           June 25, 2010             104,849,192.82
------------------------- ----------------------- --------------------------
           June 25, 2010           July 25, 2010             101,762,247.84
------------------------- ----------------------- --------------------------
           July 25, 2010         August 25, 2010              98,766,091.11
------------------------- ----------------------- --------------------------

------------------------- ----------------------- --------------------------
         August 25, 2010      September 25, 2010              95,858,054.77
------------------------- ----------------------- --------------------------
      September 25, 2010        October 25, 2010              93,035,549.32
------------------------- ----------------------- --------------------------
        October 25, 2010       November 25, 2010              90,296,061.27
------------------------- ----------------------- --------------------------
       November 25, 2010       December 25, 2010              87,637,150.97
------------------------- ----------------------- --------------------------
       December 25, 2010        January 25, 2011              85,056,450.40
------------------------- ----------------------- --------------------------
        January 25, 2011       February 25, 2011              82,551,661.11
------------------------- ----------------------- --------------------------
       February 25, 2011          March 25, 2011              80,120,552.11
------------------------- ----------------------- --------------------------
          March 25, 2011          April 25, 2011              77,760,957.96
------------------------- ----------------------- --------------------------
          April 25, 2011            May 25, 2011              75,470,776.82
------------------------- ----------------------- --------------------------
            May 25, 2011           June 25, 2011              73,247,968.55
------------------------- ----------------------- --------------------------
           June 25, 2011           July 25, 2011              71,090,552.96
------------------------- ----------------------- --------------------------
           July 25, 2011         August 25, 2011              68,996,625.46
------------------------- ----------------------- --------------------------
         August 25, 2011      September 25, 2011              66,963,918.79
------------------------- ----------------------- --------------------------
      September 25, 2011        October 25, 2011              64,991,096.90
------------------------- ----------------------- --------------------------
        October 25, 2011    The Termination Date              63,066,403.20
------------------------- ----------------------- --------------------------

                                     ANNEX A

                    PARAGRAPH 13 OF THE CREDIT SUPPORT ANNEX

                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                      dated as of NOVEMBER 29, 2006 between
    HSBC Bank USA, National Association (hereinafter referred to as "PARTY A"
                                  or "Pledgor")
                                       and
  Deutsche Bank Trust Company Americas, not individually, but solely as trustee (the "Supplemental Interest Trust Trustee" or the "Trustee") on behalf of the supplemental interest trust with respect to the RALI Series 2006-QA10 Trust (the
                         "Supplemental Interest Trust")]
           (hereinafter referred to as "PARTY B" or "SECURED PARTY").

[For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated NOVEMBER 29, 2006 , between Party A and Party B, Reference Number 411454HN.


PARAGRAPH 13.  ELECTIONS AND VARIABLES.

(a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes the following additional obligations:

        With respect to Party A: not applicable.

        With respect to Party B: not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

        (i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A) "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on each Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                        The "DELIVERY AMOUNT" applicable to the Pledgor for any Valuation Date will equal the greatest of

                        (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                        (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                        (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

                (B) "RETURN Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                        The "RETURN AMOUNT" applicable to the Secured Party for any Valuation Date will equal the least of

                        (1) the amount by which (a) the S&P Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date,

                        (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds
                             (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                        (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds
                             (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

                (C) "CREDIT SUPPORT AMOUNT" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

        (ii)    ELIGIBLE COLLATERAL.

                On any date, the following items will qualify as "ELIGIBLE COLLATERAL":


                                                                                        S&P[/       MOODY'S
                                                                                       FITCH/        FIRST         MOODY'S
                                                                                        DBRS]       TRIGGER    SECOND TRIGGER
                                                                                       VALUATION   VALUATION      VALUATION
                 COLLATERAL                                                           PERCENTAGE   PERCENTAGE     PERCENTAGE
                 -----------                                                          ----------   ----------     ----------
                (A)     Cash                                                            100%         100%           100%

                (B)     Fixed-rate  negotiable  debt  obligations  issued by the
                        U.S. Treasury  Department having a remaining maturity on        98.5%        100%           100%
                        such date of not more than one year

                (C)     Fixed-rate  negotiable  debt  obligations  issued by the
                        U.S. Treasury  Department having a remaining maturity on        89.9%        100%            94%
                        such  date of more  than one year but not more  than ten
                        years

                (D)     Fixed-rate  negotiable  debt  obligations  issued by the
                        U.S. Treasury  Department having a remaining maturity on        83.9%        100%            87%
                        such date of more than ten years



        (iii)   OTHER ELIGIBLE SUPPORT.

                The following items will qualify as "OTHER ELIGIBLE SUPPORT" for the party specified:

                Not applicable.

        (iv)    THRESHOLD.

                (A) "INDEPENDENT AMOUNT" means zero with respect to Party A and Party B.

                (B) "THRESHOLD" means, with respect to Party A and any Valuation Date, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed or if a Required Ratings Downgrade Event has occurred or is continuing; otherwise, infinity.

                        "THRESHOLD" means, with respect to Party B and any Valuation Date, infinity.

                (C) "MINIMUM TRANSFER AMOUNT" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate [Certificate Principal Balance] and [Note Principal Balance] of Certificates and Notes rated by S&P ceases to be more than USD 50,000,000, the "MINIMUM TRANSFER AMOUNT" shall be USD 50,000.

                (D) ROUNDING: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 1,000.

(c)     VALUATION AND TIMING.

        (i) "VALUATION AGENT" means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuation Agent from one or more Pricing Sources.

        (ii) "VALUATION DATE" means each Local Business Day on which any of the S&P Credit Support Amount, the Moody's First Trigger Credit Support Amount or the Moody's Second Trigger Credit Support Amount is greater than zero.

        (iii) "VALUATION TIME" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv) "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

        (v) EXTERNAL VERIFICATION. Notwithstanding anything to the contrary in the definitions of Valuation Agent or Valuation Date, at any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (A) calculate the Secured Party's Exposure and the S&P Value of Posted Credit Suppport on each Valuation Date based on internal marks and (B) verify such calculations with external marks monthly by obtaining on the last Local Business Day of each calendar month two external marks for each Transaction to which this Annex relates and for all Posted Credit Suport; such verification of the Secured Party's Exposure shall be based on the higher of the two external marks. Each external mark in respect of a Transaction shall be obtained from an independent Reference Market-maker that would be eligible and willing to enter into such Transaction in the absence of the current derivative provider, provided that an external mark may not be obtained from the same Reference Market-maker more than four times in any 12-month period. The Valuation Agent shall obtain these external marks directly or through an independent third party, in either case at no cost to Party B. The Valuation Agent shall calculate on each Valuation Date (for purposes of this paragraph, the last Local Business Day in each calendar month referred to above shall be considered a Valuation Date) the Secured Party's Exposure based on the greater of the Valuation Agent's internal marks and the external marks received. If the S&P Value on any such Valuation Date of all Posted Credit Support then held by the Secured Party is less than the S&P Credit Support Amount on such Valuation Date (in each case as determined pursuant to this paragraph), Party A shall, within three Local Business Days of such Valuation Date, Transfer to the Secured Party Eligible Credit Support having an S&P Value as of the date of Transfer at least equal to such deficiency.

        (vi) NOTICE TO S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.

(d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. The following Termination Events will be a "SPECIFIED CONDITION" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A: any Additional Termination Event with respect to which Party A is the sole Affected Party. With respect to Party B: None.

(e)     SUBSTITUTION.

        (i)     "SUBSTITUTION  DATE"  has the  meaning  specified  in  Paragraph
                4(d)(ii).

        (ii) CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)     DISPUTE RESOLUTION.

        (i) "RESOLUTION TIME" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

        (ii) VALUE. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

                For Eligible Collateral in the form of securities listed in Paragraph 13(b)(ii): the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

        (iii)   ALTERNATIVE. The provisions of Paragraph 5 will apply.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Party B (or any Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b).

                Party B has appointed as Custodian the entity then serving as Trustee.

        (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i) INTEREST RATE. The "INTEREST RATE" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian, as specified in the Pooling and Servicing Agreement.

        (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

        (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

(i) ADDITIONAL REPRESENTATION(S). There are no additional representations by either party.

(j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

        (i) "VALUE" with respect to Other Eligible Support and Other Posted Support means: not applicable.

        (ii) "TRANSFER" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) DEMANDS AND NOTICES.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

        If to Party A,

        Attn: Adrian Machin
        Tel: (212) 525-3358
        Fax: (212) 525-1101
        Email: CSACOLLATERAL@US.HSBC.COM
        If to Party B or its Custodian:

        RALI Series 2006-QA10
        c/o Deutsche Bank Trust Company Americas
        1761 East St. Andrew Place
        Santa Ana, California 92705
        Trust Administration - RF06AA

(l) ADDRESS FOR TRANSFERS. Each Transfer hereunder shall be made to the address [specified below or to an address] specified in writing from time to time by the party to which such Transfer will be made.

        Party A account details:
        USD Cash Collateral Instructions:
        HSBC BANK USA NA
        ABA:  021001088
        A/C:  CSA Collateral
        A/C #: 713007176

        US Treasury Collateral Instructions:
        JPMChase NYC
        ABA: 021000021
        A/C:  MMCMG

        Party B and Party B Custodian account details:
        Deutsche Bank Trust Company Americas
        ABA #: 021 001 033
        Acct #: 01419663
        Acct. Name: NYLTD Funds Control - Stars West Ref: Trust Administration - RALI Series 2006-QA10

(m)     OTHER PROVISIONS.

        (i) COLLATERAL ACCOUNT. Party B shall open and maintain a segregated account, which shall be an Eligible Account, and hold, record and identify all Posted Collateral in such segregated account as required by the Poolig and Servicing Agreement.

        (ii) AGREEMENT AS TO SINGLE SECURED PARTY AND SINGLE PLEDGOR. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

        (iii) CALCULATION OF VALUE. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

        (iv) FORM OF ANNEX. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form
                - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

        (v) EVENTS OF DEFAULT. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

        (vi) EXPENSES. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

        (vii) WITHHOLDING. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

        (viii) NOTICE OF FAILURE TO POST COLLATERAL. Upon any failure by Party A to post collateral as required under this Agreement, Party B shall, no later than the next Business Day after the date such collateral was required to be posted, give a written notice of such failure to Party A and to [Depositor]. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, the failure of Party B to comply with the requirements of this paragraph shall not constitute an Event of Default or Termination Event.

        (ix)    ADDITIONAL DEFINITIONS. As used in this Annex:

                "COLLATERAL EVENT" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

                "DBRS RATING THRESHOLD EVENT" means, on any date, no Relevant Entity has credit ratings from DBRS which are at least equal to the DBRS Approved Ratings Threshold.

                "EXPOSURE" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

                "FITCH RATING THRESHOLD EVENT" means, on any date, no Relevant Entity has credit ratings from Fitch which exceed the Fitch Approved Ratings Threshold.

                "LOCAL BUSINESS DAY" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

                "MOODY'S FIRST TRIGGER EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                "MOODY'S FIRST TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                (I)     (A)     for any  Valuation  Date on which  (I) a Moody's
                                First  Trigger  Event has  occurred and has been
                                continuing  (x) for at least  30 Local  Business
                                Days or (y) since  this Annex was  executed  and
                                (II) it is not the case  that a  Moody's  Second
                                Trigger  Event has occurred and been  continuing
                                for at least 30 Local  Business  Days,  the sum,
                                for  each   Transaction   to  which  this  Annex
                                relates, of an amount equal to the following:

                                the greater of (a) zero and (b) sum of (i) the Secured Party's Transaction Exposure for such Transaction and such Valuation Date and (ii) the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                        (B)     for any other Valuation Date, zero, over

                (II)    the Threshold for Party A such Valuation Date.

                "MOODY'S FIRST TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                "MOODY'S FIRST TRIGGER NOTIONAL AMOUNT MULTIPLIER" means 2%.

                "MOODY'S SECOND TRIGGER EVENT" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                "MOODY'S SECOND TRIGGER CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                (I)     (A)     for any  Valuation  Date on which it is the case
                                that a Moody's Second Trigger Event has occurred and been continuing for at least 30 Local
                                Business Days, the sum, for each Transaction to which this Annex relates, of an amount equal to the following:

                                (1)     if   such    Transaction    is   not   a
                                        Transaction-Specific Hedge,

                                        the greatest of (a) zero, (b) the amount
                                        of the  next  payment  due to be paid by
                                        Party A under such Transaction,  and (c)
                                        the  sum  of  (x)  the  Secured  Party's
                                        Transaction     Exposure     for    such
                                        Transaction  and such Valuation Date and
                                        (y)  the   product  of  the   applicable
                                        Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                                (2)     if     such     Transaction     is     a
                                        Transaction-Specific  Hedge,

                                        the greatest of (a) zero, (b) the amount
                                        of the  next  payment  due to be paid by
                                        Party A under such Transaction,  and (c)
                                        the  sum  of  (x)  the  Secured  Party's
                                        Transaction  Exposure for such Valuation
                                        Date   and  (y)  the   product   of  the
                                        applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date; or

                        (B)     for any other Valuation Date, zero, over

                (II)    the Threshold for Party A for such Valuation Date.

                "MOODY'S SECOND TRIGGER TRANSACTION-SPECIFIC HEDGE NOTIONAL AMOUNT MULTIPLIER" means 10%.

                "MOODY'S SECOND TRIGGER VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

                "MOODY'S SECOND TRIGGER NOTIONAL AMOUNT MULTIPLIER" 8%.

                "PRICING SOURCES" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

                "S&P CREDIT SUPPORT AMOUNT" means, for any Valuation Date, the excess, if any, of

                (I)     (A)     for any  Valuation  Date on which an S&P  Rating
                                Threshold   Event,   has   occurred   and   been
                                continuing for at least 30 days, or if a Required Ratings Downgrade Event has occurred or is continuing, an amount equal to the sum, for each Transaction to which this Annex relates, of the sum of (1) 100.0% of the Secured Party's
                                Transaction Exposure for such Valuation Date and
                                (2) the product of the Volatility Buffer for such Transaction and the Notional Amount of such Transaction for the Calculation Period of such Transaction which includes such Valuation Date, or

                        (B)     for any other Valuation Date, zero, over

                (II)    the Threshold for Party A for such Valuation Date.

                "S&P RATING THRESHOLD EVENT" means, on any date, no Relevant Entity has credit ratings from S&P which exceed the S&P Approved Ratings Threshold.

                "S&P VALUE" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and
                (B) the S&P Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

                "SWAP PROVIDER TRIGGER EVENT" means: (A) an Event of Default with respect to which Party A is a Defaulting Party, (B) a Termination Event with respect to which Party A is the sole Affected Party or (C) an Additional Termination Event with respect to which Party A is the sole Affected Party.

                "TRANSACTION EXPOSURE" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

                "TRANSACTION-SPECIFIC HEDGE" means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                "VALUATION PERCENTAGE" shall mean, for purposes of determining the S&P Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

                "VALUE" shall mean, in respect of any date, the related S&P Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

                "VOLATILITY BUFFER" means, for any Transaction, the related percentage set forth in the following table.

     ----------------------- ----------- ------------ ------------- ------------
     The higher of  the      Remaining    Remaining    Remaining     Remaining
     S&P short-term credit   Weighted     Weighted      Weighted     Weighted
     rating of (i) Party A    Average      Average      Average       Average
     and (ii) the Credit      Maturity    Maturity      Maturity     Maturity
     Support Provider of      up to 3      up to 5      up to 10     up to 30
     Party A, if applicable    years        years        years         years
     ----------------------- ----------- ------------ ------------- ------------
     At least "A-2"            2.75%        3.25%        4.00%         4.75%
     ----------------------- ----------- ------------ ------------- ------------
     "A-3"                     3.25%        4.00%        5.00%         6.25%
     ----------------------- ----------- ------------ ------------- ------------
     "BB+" or lower            3.50%        4.50%        6.75%         7.50%
     ----------------------- ----------- ------------ ------------- ------------


(n)     TRUSTEE CAPACITY.

Notwithstanding anything herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Credit Support Annex is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as Trustee (the "Trustee") in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on the Trustee, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto; proved that nothing in this paragraph shall relieve the Trustee form performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (iv) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of Party B, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any related documents.


                   [Remainder of this page intentionally left blank]

                                     Table 1

              MOODY'S FIRST TRIGGER FACTOR


            REMAINING                         DAILY
      WEIGHTED AVERAGE LIFE                COLLATERAL
        OF HEDGE IN YEARS                    POSTING

            1 or less                         0.15%
More than 1 but not more than 2               0.30%
More than 2 but not more than 3               0.40%
More than 3 but not more than 4               0.60%
More than 4 but not more than 5               0.70%
More than 5 but not more than 6               0.80%
More than 6 but not more than 7               1.00%
More than 7 but not more than 8               1.10%
More than 8 but not more than 9               1.20%
More than 9 but not more than 10              1.30%
More than 10 but not more than 11             1.40%
More than 11 but not more than 12             1.50%
More than 12 but not more than 13             1.60%
More than 13 but not more than 14             1.70%
More than 14 but not more than 15             1.80%
More than 15 but not more than 16             1.90%
More than 16 but not more than 17             2.00%
More than 17 but not more than 18             2.00%
More than 18 but not more than 19             2.00%
More than 19 but not more than 20             2.00%
More than 20 but not more than 21             2.00%
More than 21 but not more than 22             2.00%
More than 22 but not more than 23             2.00%
More than 23 but not more than 24             2.00%
More than 24 but not more than 25             2.00%
More than 25 but not more than 26             2.00%
More than 26 but not more than 27             2.00%
More than 27 but not more than 28             2.00%
More than 28 but not more than 29             2.00%
          More than 29                        2.00%

                                     Table 2

           MOODY'S SECOND TRIGGER FACTOR FOR INTEREST RATE SWAPS WITH
                             FIXED NOTIONAL AMOUNTS


           REMAINING                        DAILY
     WEIGHTED AVERAGE LIFE               COLLATERAL
       OF HEDGE IN YEARS                   POSTING

           1 or less                        0.50%
More than 1 but not more than 2             1.00%
More than 2 but not more than 3             1.50%
More than 3 but not more than 4             1.90%
More than 4 but not more than 5             2.40%
More than 5 but not more than 6             2.80%
More than 6 but not more than 7             3.20%
More than 7 but not more than 8             3.60%
More than 8 but not more than 9             4.00%
More than 9 but not more than 10            4.40%
More than 10 but not more than 11           4.70%
More than 11 but not more than 12           5.00%
More than 12 but not more than 13           5.40%
More than 13 but not more than 14           5.70%
More than 14 but not more than 15           6.00%
More than 15 but not more than 16           6.30%
More than 16 but not more than 17           6.60%
More than 17 but not more than 18           6.90%
More than 18 but not more than 19           7.20%
More than 19 but not more than 20           7.50%
More than 20 but not more than 21           7.80%
More than 21 but not more than 22           8.00%
More than 22 but not more than 23           8.00%
More than 23 but not more than 24           8.00%
More than 24 but not more than 25           8.00%
More than 25 but not more than 26           8.00%
More than 26 but not more than 27           8.00%
More than 27 but not more than 28           8.00%
More than 28 but not more than 29           8.00%
          More than 29                      8.00%

                                     Table 3

          MOODY'S SECOND TRIGGER FACTOR FOR TRANSACTION-SPECIFIC HEDGES


            REMAINING                        DAILY
      WEIGHTED AVERAGE LIFE               COLLATERAL
        OF HEDGE IN YEARS                   POSTING

            1 or less                        0.65%
More than 1 but not more than 2              1.30%
More than 2 but not more than 3              1.90%
More than 3 but not more than 4              2.50%
More than 4 but not more than 5              3.10%
More than 5 but not more than 6              3.60%
More than 6 but not more than 7              4.20%
More than 7 but not more than 8              4.70%
More than 8 but not more than 9              5.20%
More than 9 but not more than 10             5.70%
More than 10 but not more than 11            6.10%
More than 11 but not more than 12            6.50%
More than 12 but not more than 13            7.00%
More than 13 but not more than 14            7.40%
More than 14 but not more than 15            7.80%
More than 15 but not more than 16            8.20%
More than 16 but not more than 17            8.60%
More than 17 but not more than 18            9.00%
More than 18 but not more than 19            9.40%
More than 19 but not more than 20            9.70%
More than 20 but not more than 21           10.00%
More than 21 but not more than 22           10.00%
More than 22 but not more than 23           10.00%
More than 23 but not more than 24           10.00%
More than 24 but not more than 25           10.00%
More than 25 but not more than 26           10.00%
More than 26 but not more than 27           10.00%
More than 27 but not more than 28           10.00%
More than 28 but not more than 29           10.00%
          More than 29                      10.00%

        IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

 HSBC BANK USA, NATIONAL ASSOCIATION        RALI SERIES  2006-QA10  SUPPLEMENTAL
                                            INTEREST   TRUST,   ACTING   THROUGH
                                            DEUTSCHE BANK TRUST COMPANY AMERICAS
                                            NOT IN ITS  INDIVIDUAL  CAPACITY BUT
                                            SOLELY    IN   ITS    CAPACITY    AS
                                            SUPPLEMENTAL  INTEREST  TRUSTEE  FOR
                                            THE   BENEFIT  OF  THE  RALI  SERIES
                                            2006-QA10    SUPPLEMENTAL   INTEREST
                                            TRUST


By:_________________________________        By:_________________________________
   Name                                        Name
   Title:                                      Title:
   Date:                                       Date: